Exhibit 10.21

WARRANT INDENTURE

Providing for the Issue of Warrants

BETWEEN

RED MILE ENTERTAINMENT, INC.

- and -

OLYMPIA TRUST COMPANY

Dated as of July 18, 2007

TABLE OF CONTENTS

Article 1 INTERPRETATION		1
1.1	Definitions	1
1.2	Gender and Number	5
1.3	Interpretation not Affected by Headings, etc.	5
1.4	Day not a Business Day	5
1.5	Time of the Essence	5
1.6	Currency	5
1.7	Applicable Law	5
Article 2 ISSUE OF WARRANTS		5
2.1	Creation and Issue of Warrants	5
2.2	Terms of Warrants	5
2.3	Warrantholder not a Shareholder	6
2.4	Warrants to Rank Pari Passu	6
2.5	Form of Warrants	6
2.6	Signing of Warrant Certificates	6
2.7	Certification by the Trustee	6
2.8	Issue in Substitution for Warrant Certificates Lost, etc.	7
2.9	Exchange of Warrant Certificates	7
2.1	Transfer and Ownership of Warrants	7
2.11	Charges for Exchange or Transfer	8
2.12	Cancellation of Surrendered Warrants	8
2.13	Registration of Warrants	8
Article 3 EXERCISE OF WARRANTS		9
3.1	Vesting and Restriction On Exercise	9
3.2	Holders Eligible to Exercise Warrants	9
3.3	Method of Exercise of Warrants	9
3.4	Effect of Exercise of Warrants	10
3.5	Fractions	10
3.6	Common Share Certificates	11
3.7	Expiration of Warrants	11
3.8	Accounting and Recording	12
3.9	Securities Restrictions	12
Article 4 ADJUSTMENT OF NUMBER OF COMMON SHARES		12
4.1	Adjustment of Number of Common Shares	12
4.2	Entitlement to Shares on Exercise of Warrant	14
4.3	No Adjustment for Certain Transactions	14
4.4	Determination by Corporation's Auditors	14
4.5	Proceedings Prior to any Action Requiring Adjustment	14
4.6	Certificate of Adjustment	14
4.7	Notice of Special Matters	15
4.8	No Action after Notice	15
4.9	Other Action	15
4.10	Protection of Trustee	15
4.11	Participation by Warrantholder	16
Article 5 RIGHTS OF THE CORPORATION AND COVENANTS		16
5.1	Optional Purchases by the Corporation	16
5.2	General Covenants	16

ii

5.3	Trustee's Remuneration and Expenses	17
5.4	Securities Qualification Requirements	17
5.5	Performance of Covenants by Trustee	17
5.6	Enforceability of Warrants	17
Article 6 ENFORCEMENT		17
6.1	Suits by Warrantholders	17
6.2	Limitation of Liability	18
6.3	Waiver of Default	18
Article 7 MEETINGS OF WARRANTHOLDERS		18
7.1	Right to Convene Meetings	18
7.2	Notice	18
7.3	Chairman	19
7.4	Quorum	19
7.5	Power to Adjourn	19
7.6	Show of Hands	19
7.7	Poll and Voting	19
7.8	Regulations	20
7.9	Corporation, Agent and Trustee May be Represented	21
7.10	Powers Exercisable by Extraordinary Resolution	21
7.11	Meaning of Extraordinary Resolution	22
7.12	Powers Cumulative	22
7.13	Minutes	22
7.14	Instruments in Writing	23
7.15	Binding Effect of Resolutions	23
7.16	Holdings by Corporation Disregarded	23
Article 8 SUPPLEMENTAL INDENTURES		23
8.1	Provision for Supplemental Indentures for Certain Purposes	23
8.2	Successor Corporations	24
Article 9 CONCERNING THE TRUSTEE		24
9.1	Trust Indenture Legislation	24
9.2	Rights and Duties of Trustee	24
9.3	Evidence, Experts and Advisers	25
9.4	Documents, Monies, etc. Held by Trustee	26
9.5	Actions by Trustee to Protect Interest	26
9.6	Trustee Not Required to Give Security	26
9.7	Protection of Trustee	26
9.8	Replacement of Trustee; Successor by Merger	27
9.9	Conflict of Interest	27
9.10	Acceptance of Trust	28
9.11	Trustee Not to be Appointed Receiver	28
9.12	Trustee Not Required to Give Notice	28
Article 10 GENERAL		28
10.1	Notice to the Corporation and the Trustee	28
10.2	Notice to Warrantholders	29
10.3	Ownership of Warrants	29
10.4	Evidence of Ownership	30
10.5	Counterparts	30
10.6	Satisfaction and Discharge of Indenture	30

iii

10.7	Provisions of Indenture and Warrants for the Sole Benefit of Parties and Warrantholders	30
10.8	Common Shares or Warrants Owned by the Corporation or its Subsidiaries - Certificate to be Provided	31
10.9	Anti-Money Laundering	31
10.1	Privacy Laws	31
10.11	Third Party Interests	32

SCHEDULE "A"                                           Warrant Certificate

THIS WARRANT INDENTURE is made as of the 18th day of July, 2007.

BETWEEN:

RED MILE ENTERTAINMENT, INC., a corporation incorporated under the laws of the State of Delaware and having its head office in the State of California (hereinafter referred to as the "Corporation")

OF THE FIRST PART

AND

OLYMPIA TRUST COMPANY, a trust company existing under the laws of the Province of Alberta with an office in Calgary in the Province of Alberta (hereinafter referred to as the "Trustee")

OF THE SECOND PART

WHEREAS:

(A)  the Corporation proposes to issue up to 992,000 Warrants pursuant to this Warrant Indenture, each whole Warrant which shall, subject to adjustment, entitle the holder thereof at any time following vesting in accordance with Section 2.1 hereof to acquire one Common Share upon the terms and conditions herein set forth; and

(B)  all acts and deeds necessary have been done and performed to make the Warrants, when created and issued as provided in this Indenture, legal, valid and binding upon the Corporation with the benefits and subject to the terms of this Indenture;

NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Corporation hereby appoints the Trustee as trustee to hold the rights, interests and benefits contained herein for and on behalf of those persons who from time to time become the holders of Warrants issued pursuant to this Indenture and the parties hereto agree as follows:

ARTICLE 1
INTERPRETATION

1.1	Definitions

In this Indenture, including the recitals and schedules hereto, and in all indentures supplemental hereto:

(a)	"Adjustment Period" means the period from the date of this Indenture up to and including the Expiry Time;

(b)	"Agent" means J.F. Mackie & Company Ltd.;

(c)
"Applicable Legislation" means the provisions of the Business Corporations Act, R.S.A. 2000, c. B-9, as from time to time amended, and any statute of Canada or a province thereof, and the regulations under any such named or other statute, relating to trust indentures or to the rights, duties and obligations of trustees and of corporations under trust indentures, to the extent that such provisions are at the time in force and applicable to this Indenture;

(d)	"Business Day" means a day which is not Saturday or Sunday or a legal holiday in the City of Calgary, Alberta;

(e)	"Canadian Selling Jurisdictions" means the Provinces of Alberta, British Columbia, Saskatchewan, Ontario and Nova Scotia;

(f)	"Common Shares" means, subject to Article 4, fully paid and non-assessable common shares of the Corporation as presently constituted;

(g)	"Corporation's Auditors" means a firm of chartered accountants duly appointed as auditors of the Corporation;

(h)	"Counsel" means a barrister or solicitor or a firm of barristers and solicitors retained by the Trustee or retained by the Corporation and acceptable to the Trustee;

(i)
"Current Market Price" of the Common Shares at any date means the simple average of the closing trading price per share for such shares for the 20 consecutive Trading Days immediately preceding such date on the OTC Bulletin Board, or if on such date the Common Shares are not listed on the OTC Bulletin Board, on such stock exchange upon which such shares are listed (provided that if on any day in such 20 Trading Day period no closing price per share is reported by such exchange, the average of the reported closing bid and ask price on such exchange shall be deemed to be the closing price per share for such day), or, if such shares are not listed on any stock exchange, then on such over-the-counter market as may be selected for such purpose by the directors;

(j)
"director" means a director of the Corporation for the time being and, unless otherwise specified herein, reference to action "by the directors" means action by the directors of the Corporation as a board or, whenever duly empowered, action by any committee of such board;

(k)
"Dividends Paid in the Ordinary Course" means cash dividends declared payable on the Common Shares in any fiscal year of the Corporation to the extent that such cash dividends do not exceed, in the aggregate, greater than:

(i)	fifty (50%) percent of the retained earnings of the Corporation as at the end of its immediately preceding fiscal year; and

(ii)	one hundred (100%) percent of the aggregate consolidated net income of the Corporation, determined before computation of extraordinary items, for its immediately preceding fiscal year;

(l)	"Exercise Date" means, with respect to any Warrant, the date on which the Warrant Certificate representing such Warrant is surrendered for exercise in accordance with Section 3.3;

(m)
"Expiry Date" means the date upon which the Corporation completes a Liquidity Transaction, or, if no such Liquidity Transaction is completed within eight months of the Issue Date, means the date which is 18 months following the Issue Date;

(n)	"Expiry Time" means 4:00 p.m. (MST) on the Expiry Date;

(o)	"extraordinary resolution" has the meaning set forth in Section 7.11;

(p)	"Issue Date" means the date upon which the Warrants are issued;

(q)	"Liquidity Transaction" means any of:

1.
the Common Shares being listed on the TSX Venture Exchange, the Toronto Stock Exchange, or any other exchange (a "Recognized Exchange") acceptable to the Agent and the Corporation becoming a "reporting issuer" (as defined in applicable securities legislation) in at least one of the Canadian Selling Jurisdictions;

2.
all of the issued and outstanding Common Shares having been sold, transferred or exchanged pursuant to an amalgamation, plan of arrangement or other business combination, for cash or securities ("Free Trading Securities") that are listed on a Recognized Exchange and that are not subject to any restricted period or hold period under applicable securities laws in Canada (other than in respect of resales by control persons);

3.
the sale by the Corporation of all or substantially all of its assets for cash or Free Trading Securities and the subsequent distribution of all of such consideration to all of the Corporation's shareholders (including the investors who subscribed for Units), on a pro-rata basis;

4.
the acceptance of a takeover bid or an issuer bid, made to all holders of Common Shares for proceeds consisting of cash or Free Trading Securities, by holders of Common Shares: (A) who hold not less than 66 2/3% of the outstanding Common Shares; and (B) who hold not less than 66 2/3% of the outstanding Warrants; or

5.	any combination of the events or circumstances described in Subsections 1, 2, 3 or 4 above.

(r)	"person" means an individual, body corporate, partnership, trust, trustee, executor, administrator, legal representative or any unincorporated organization;

(s)	"Privacy Laws" has the meaning given in Section 10.10;

(t)	"Regulation S" means Regulation S under the U.S. Securities Act;

(u)	"Shareholder" means a holder of record of one or more Common Shares;

(v)
"Subsidiary of the Corporation" or "Subsidiary" means any corporation of which more than fifty (50%) percent of the outstanding Voting Shares are owned, directly or indirectly, by or for the Corporation, provided that the ownership of such shares confers the right to elect at least a majority of the board of directors of such corporation and includes any corporation in like relation to a Subsidiary;

(w)	"successor corporation" has the meaning set forth in Section 8.2;

(x)
"this Warrant Indenture", "this Indenture", "herein", "hereby", "hereof" and similar expressions mean and refer to this Indenture and any indenture, deed or instrument supplemental hereto; and the expressions "Article", "Section", "Subsection" and "paragraph" followed by a number, letter or both mean and refer to the specified article, section, Subsection or paragraph of this Indenture;

(y)
"Trading Day" means, with respect to a stock exchange, a day on which such exchange is open for the transaction of business and with respect to the over-the-counter market means a day on which the TSX Venture Exchange is open for the transaction of business;

(z)	"Transfer Agent" means Corporate Stock Transfer, Inc. or such other company as may from time to time be appointed as transfer agent of the Common Shares;

(aa)	"Trustee" means Olympia Trust Company or its successors from time to time in the trust hereby created;

(bb)	"United States" means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia;

(cc)
"Units" means the units, each consisting of one Common Share and 0.2 of one Warrant, issued by the Corporation to subscribers pursuant to an agency agreement dated effective June 22, 2007 between the Corporation and the Agent;

(dd)	"U.S. Securities Act" means the United States Securities Act of 1933, as amended;

(ee)	"Vesting Date" has the meaning ascribed thereto in Section 3.1 hereof;

(ff)
"Voting Shares" means shares of the capital stock of any class of any corporation carrying voting rights under all circumstances, provided that, for the purposes of such definition, shares which only carry the right to vote conditionally on the happening of an event shall not be considered Voting Shares, whether or not such event shall have occurred, nor shall any shares be deemed to cease to be Voting Shares solely by reason of a right to vote accruing to shares of another class or classes by reason of the happening of any such event;

(gg)	"Warrant Agency" means the principal office of the Trustee in Calgary, Alberta or such other place(s) as may be designated in accordance with Subsection 3.3(c);

(hh)	"Warrant Certificate" means a certificate, substantially in the form set forth in Schedule "A" hereto, issued on or after the Issue Date to evidence Warrants;

(ii)	"Warrantholders", or "holders" without reference to Common Shares, means the persons who are registered owners of Warrants;

(jj)
"Warrantholders' Request" means an instrument signed in one or more counterparts by Warrantholders entitled to acquire in the aggregate not less than 25% of the aggregate number of Common Shares which could be acquired pursuant to all Warrants then unexercised and outstanding, requesting the Trustee to take some action or proceeding specified therein;

(kk)	"Warrants" means the warrants created by and authorized by and issuable under this Indenture; and

(ll)
"written order of the Corporation", "written request of the Corporation", "written consent of the Corporation" and "certificate of the Corporation" mean, respectively, a written order, request, consent and certificate signed in the name of the Corporation by its Chairman, Chief Executive Officer, President, Chief Financial Officer, Vice-President or Corporate Secretary, and may consist of one or more instruments so executed.

1.2	Gender and Number

Unless herein otherwise expressly provided or unless the context otherwise requires, words importing the singular include the plural and vice versa and words importing gender include all genders.

1.3	Interpretation not Affected by Headings, etc.

The division of this Indenture into Articles and Sections, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Indenture.

1.4	Day not a Business Day

In the event that any day on or before which any action is required to be taken hereunder is not a Business Day, then such action shall be required to be taken at or before the requisite time on the next succeeding day that is a Business Day.

1.5	Time of the Essence

Time shall be of the essence of this Indenture.

1.6	Currency

Except as otherwise expressly provided, all dollar amounts herein are expressed in United States dollars.

1.7	Applicable Law

This Indenture and the Warrant Certificates and all documents relating thereto, which by common accord have been and will be drafted in English, shall be construed in accordance with the laws of the Province of Alberta and the federal laws applicable therein and shall be treated in all respects as Alberta contracts.  Each of the parties hereto, which shall include the Warrantholders, irrevocably attorns to the exclusive jurisdiction of the courts of the Province of Alberta with respect to all matters arising out of this Indenture and the transactions contemplated herein.

ARTICLE 2
ISSUE OF WARRANTS

2.1	Creation and Issue of Warrants

A maximum of up to 992,000 Warrants are hereby created and authorized to be issued in accordance with the terms and conditions hereof.  The Warrant Certificates shall be certified and delivered by the Trustee to such persons as the Corporation may direct by written order of the Corporation.

2.2	Terms of Warrants

(a)
Subject to adjustment in accordance with Article 4 and vesting in accordance with Section 3.1, each whole Warrant shall entitle the holder thereof to acquire, upon exercise at any time after the Issue Date and prior to the Expiry Time, one (1) Common Share and the Corporation acknowledges and agrees that payment of the exercise price for such Warrant has been previously received as part of, and in connection with, the Warrantholder's subscription for Units.

(b)	No fractional Warrants shall be issued or otherwise provided for hereunder.

(c)	Each Warrant shall entitle the holder thereof to such other rights and privileges as are set forth in this Indenture.

(d)	The number of Common Shares which may be purchased pursuant to the Warrants shall be adjusted in the events and in the manner specified in Article 4.

2.3	Warrantholder not a Shareholder

Except as may be specifically provided herein, nothing in this Indenture or in the holding of a Warrant or Warrant Certificate or otherwise, shall, in itself, confer or be construed as conferring upon a Warrantholder any right or interest whatsoever as a Shareholder or as any other shareholder of the Corporation, including, but not limited to, the right to vote at, to receive notice of, or to attend, meetings of shareholders or any other proceedings of the Corporation, or the right to receive dividends and other distributions.

2.4	Warrants to Rank Pari Passu

All Warrants shall rank equally and without preference over each other, whatever may be the actual date of issue of the Warrant Certificates representing the Warrants.

2.5	Form of Warrants

The Warrant Certificates (including all replacements issued in accordance with this Indenture) shall be substantially in the form set out in Schedule "A" hereto, shall be dated as of the Issue Date, shall bear such distinguishing letters and numbers as the Corporation may, with the approval of the Trustee, prescribe, and shall be issuable in any denomination excluding fractions.

2.6	Signing of Warrant Certificates

The Warrant Certificates shall be signed by any one of the directors or officers of the Corporation and may, but need not be, under seal of the Corporation or a reproduction thereof.  The signatures of any such director or officer may be mechanically reproduced in facsimile and Warrant Certificates bearing such facsimile signatures shall be binding upon the Corporation as if they had been manually signed by such director or officer.  Notwithstanding that any person whose manual or facsimile, photocopy or other similar mechanical means of reproduction signature appears on any Warrant Certificate as a director or an officer may no longer hold office at the date of such Warrant Certificate or at the date of certification or delivery thereof, any Warrant Certificate signed as aforesaid shall, subject to Section 2.7, be valid and binding upon the Corporation and the holder thereof shall be entitled to the benefits of this Indenture.

2.7	Certification by the Trustee

(a)
No Warrant Certificate shall be issued or, if issued, shall be valid for any purpose or entitle the holder to the benefit hereof until it has been certified by manual signature by or on behalf of the Trustee by its authorized signing officers substantially in the form of the certificate set out in Schedule "A" hereto, and such certification by the Trustee upon any Warrant Certificate shall be conclusive evidence as against the Corporation that the Warrant Certificate so certified has been duly issued hereunder and that the holder is entitled to the benefits hereof.

(b)
The certification of the Trustee on Warrant Certificates issued hereunder shall not be construed as a representation or warranty by the Trustee as to the validity of this Indenture or the Warrant Certificates (except the due certification thereof) or as to the performance by the Corporation of its obligations under this Indenture and the Trustee shall in no respect be liable or answerable for the use made of the Warrant Certificates or any of them or of the consideration therefor except as otherwise specified herein.

2.8	Issue in Substitution for Warrant Certificates Lost, etc.

(a)
If any Warrant Certificate becomes mutilated or is lost, destroyed or stolen, the Corporation, subject to applicable law, shall issue and thereupon the Trustee shall certify and deliver, a new Warrant Certificate of like tenor as the one mutilated, lost, destroyed or stolen in exchange for and in place of and upon cancellation of such mutilated Warrant Certificate, or in lieu of and in substitution for such lost, destroyed or stolen Warrant Certificate, and the substituted Warrant Certificate shall be in a form approved by the Trustee and the Warrants evidenced thereby shall be entitled to the benefits hereof and shall rank equally in accordance with its terms with all other Warrants issued or to be issued hereunder.

(b)
The applicant for the issue of a new Warrant Certificate pursuant to this Section 2.8 shall bear the cost of the issue thereof and in case of loss, destruction or theft shall, as a condition precedent to the issuance thereof, furnish to the Corporation and to the Trustee such evidence of ownership and of the loss, destruction or theft of the Warrant Certificate so lost, destroyed or stolen as shall be satisfactory to the Corporation and to the Trustee, in their sole discretion, and such applicant may also be required to furnish an indemnity or security in amount and form satisfactory to the Corporation and the Trustee, in their sole discretion, and shall pay the reasonable charges of the Corporation and the Trustee in connection therewith.

2.9	Exchange of Warrant Certificates

(a)
Any one or more Warrant Certificates representing any number of Warrants may, upon compliance with the reasonable requirements of the Trustee (including compliance with applicable securities legislation), be exchanged for one or more other Warrant Certificates representing the same aggregate number of Warrants as represented by the Warrant Certificate or Warrant Certificates so exchanged, provided that such other Warrant Certificates are registered in the name of the beneficial owner (or his nominee) of the Warrant Certificates so exchanged.

(b)
Warrant Certificates may be exchanged only at the Warrant Agency or at any other place that is designated by the Corporation with the approval of the Trustee.  Any Warrant Certificate tendered for exchange shall be cancelled by the Trustee and, after the expiry of any period of retention prescribed by law, destroyed by the Trustee.

2.10	Transfer and Ownership of Warrants

(a)
The Warrants may only be transferred in connection with a transfer of those Common Shares which, together with such Warrants to be transferred, constitute a Unit or Units and further, may only be transferred on the register kept by the Trustee at the Warrant Agency, by the holder or its legal representative or its attorney duly appointed by an instrument in writing in form and execution satisfactory to the Trustee, only upon surrendering to the Trustee at the Warrant Agency the Warrant Certificates representing the Warrants to be transferred and upon compliance with:

(i)	the conditions herein;

(ii)	such reasonable requirements as the Trustee may prescribe; and

(iii)	all applicable securities legislation and requirements of regulatory authorities;

and such transfer shall be duly noted in such register by the Trustee.  Upon compliance with such requirements, the Trustee shall issue to the transferee a Warrant Certificate representing the Warrants transferred.

(b)
The Trustee acknowledges that the Warrants and the Common Shares issuable upon exercise thereof have not been registered under the U.S. Securities Act, or the securities laws of any state of the United States, and may not be transferred in the United States or to a U.S. Person unless the Warrants and the Common Shares issuable upon exercise thereof have been registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available.

(c)
Subject to the provisions of this Indenture and applicable law, the Warrantholder shall be entitled to the rights and privileges attaching to the Warrants and the issue of Common Shares by the Corporation upon the exercise of Warrants in accordance with the terms and conditions herein contained shall discharge all responsibilities of the Corporation and the Trustee with respect to such Warrants and neither the Corporation nor the Trustee shall be bound to inquire into the title of any such holder.

2.11	Charges for Exchange or Transfer

A reasonable charge may be levied in respect of the exchange of any Warrant Certificate or the issue of a new Warrant Certificate(s) pursuant hereto provided that the reimbursement of the Trustee or the Corporation for any and all transfer, stamp or similar taxes or other governmental charges required to be paid shall be made by the holder requesting such transfer or exchange as a condition precedent to such transfer or exchange.

2.12	Cancellation of Surrendered Warrants

All Warrant Certificates surrendered pursuant to Sections 2.8, 2.9, 2.10, 3.3, 3.4 or 3.5 shall be returned to the Trustee for cancellation and, after the expiry of any period of retention prescribed by law, destroyed by the Trustee.  Upon request by the Corporation, the Trustee shall furnish to the Corporation a destruction certificate identifying the Warrant Certificates so destroyed, the number of Warrants evidenced thereby, the number of Common Shares, if any, issued pursuant to such Warrants and the details of any Warrant Certificates issued in substitution or exchange for such Warrant Certificates destroyed.

2.13	Registration of Warrants

The Trustee shall keep at the Warrant Agency: (i) a register of Warrantholders in which shall be entered in alphabetical order the names and addresses of the holders of Warrants and particulars of the Warrants held by them and (ii) a register of transfers, issuances and exchanges in which all transfers, issuances and exchanges of Warrants have been made and the date and other particulars of each transfer, issuance and exchange shall be entered.

Branch registers shall also be kept at such other place or places, if any, as the Corporation, with the approval of the Trustee, may designate.  Such registers will at all reasonable times be open for inspection by the Corporation and/or any Warrantholder.  The Trustee will from time to time when requested to do so by the Corporation or any Warrantholder, upon payment of the Trustee's reasonable charges, furnish a list of the names and addresses of Warrantholders showing the number of Warrants held by each such Warrantholder.

ARTICLE 3
EXERCISE OF WARRANTS

3.1	Vesting and Restriction On Exercise

The Warrants may not be exercised by any person unless and until the Warrants have fully vested.  The Warrants shall become vested upon the date that is eight (8) months from the Issue Date in the event that the Corporation has not unconditionally completed a Liquidity Transaction on or before such date (the "Vesting Date").  For greater certainty, in the event that the Corporation successfully and unconditionally completes a Liquidity Transaction on or before the date that is eight (8) months from the Issue Date, the Warrant shall not vest, shall be immediately cancelled, and shall cease to represent any interest in, or obligation of, the Corporation upon the date of the completion of such Liquidity Transaction.

3.2	Holders Eligible to Exercise Warrants

The Warrants may not be exercised within the United States or by or on behalf of any person in the United States, nor will certificates representing Common Shares be delivered in the United States or to residents of the United States unless the Common Shares issuable upon exercise of the Warrants are registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or any exemption from such registration requirements is available.  Any person who exercises a Warrant shall provide to the Trustee one of the following:

(a)
written certification that it was not offered and did not acquire the Warrants in the United States, such Warrant is not being exercised within the United States or on behalf of, or for the account or benefit of, a person in the United States; or

(b)
written certification that (i) it was the original purchaser in the Corporation’s private placement of the Units pursuant to which the Warrant was issued, (ii) it acquired the Units for its own account for investment purposes only and (iii) except for the fact that the Warrants are being exercised by the undersigned in the United States, if applicable, the representations and warranties made to the Corporation in connection with the acquisition of the Units remain true and correct on the date of such exercise; or

(c)
a written opinion of counsel or other evidence satisfactory to the Corporation to the effect that the issuance of the Common Shares upon exercise of the Warrants has been registered under the U.S. Securities Act and applicable state securities laws or is exempt from registration thereunder.

3.3	Method of Exercise of Warrants

(a)
The holder of any Warrant may exercise the right conferred on such holder to acquire Common Shares by surrendering, after the Vesting Date and prior to the Expiry Time, to the Warrant Agency the Warrant Certificate representing such Warrant, with a duly completed and executed exercise form.

A Warrant Certificate with the duly completed and executed exercise form referred to in this Subsection 3.3(a) shall be deemed to be surrendered only upon personal delivery thereof or, if sent by mail or other means of transmission, upon actual receipt thereof at, in each case, the Warrant Agency.

(b)	Any exercise form referred to in Subsection 3.3(a) shall be signed by the Warrantholder and shall specify:

(i)	the person or persons in whose name or names such Common Shares are to be issued;

(ii)	the address or addresses of such persons; and

(iii)	the number of Common Shares to be issued to each such person if more than one is so specified.

If any of the Common Shares subscribed for are to be issued to a person or persons other than the Warrantholder, the Warrantholder shall pay to the Corporation or the Warrant Agency on behalf of the Corporation, all applicable transfer or similar taxes and the Corporation shall not be required to issue or deliver certificates evidencing Common Shares unless or until such Warrantholder shall have paid to the Corporation, or the Warrant Agency on behalf of the Corporation, the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid or that no tax is due.

(c)
In connection with the exchange of Warrant Certificates and exercise of Warrants and compliance with such other terms and conditions hereof as may be required, the Corporation has appointed the principal office of the Trustee in Calgary, Alberta as the agency at which Warrant Certificates may be surrendered for exchange or at which Warrants may be exercised and the Trustee has accepted such appointment.  The Corporation may from time to time designate alternate or additional places as the Warrant Agency and shall give notice to the Trustee of any change of the Warrant Agency.

3.4	Effect of Exercise of Warrants

(a)
Upon the exercise of Warrants pursuant to Section 3.3 and subject to Section 3.5, the Common Shares to be issued pursuant to the Warrants exercised shall be deemed to have been issued and the person or persons to whom such Common Shares are to be issued shall be deemed to have become the holder or holders of record of such Common Shares on the Exercise Date unless the transfer registers of the Transfer Agent shall be closed on such date, in which case the Common Shares subscribed for shall be deemed to have been issued and such person or persons deemed to have become the holder or holders of record of such Common Shares, on the date on which such transfer registers are reopened.

(b)
Within five (5) Business Days after the Exercise Date with respect to a Warrant, the Corporation shall cause to be delivered or mailed to the person or persons in whose name or names a Warrant is registered or, if so specified in writing by the holder, cause to be delivered to such person or persons at the Warrant Agency where the Warrant Certificate was surrendered, a certificate or certificates for the appropriate number of Common Shares subscribed for.

3.5	Fractions

(a)
Notwithstanding anything herein contained including any adjustment provided for in Article 4, the Corporation shall not be required, upon the exercise of any Warrants, to issue fractions of Common Shares or to distribute certificates which evidence fractional Common Shares, provided that all such fractional interests the holder would otherwise be entitled to if not for the foregoing shall be aggregated and, if as a result of such aggregation the holder would be entitled to one or more whole Common Shares, the Corporation shall cause such shares to be issued to the holder.

(b)
In the event of the exercise of Warrants prior to the expiry of the applicable "restricted period" under applicable securities laws the Trustee shall cause the Transfer Agent to legend the certificates representing the Common Shares issued on such exercise with the following legend:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR (4) MONTHS AND A DAY AFTER THE LATER OF [THE ISSUE DATE] AND THE DATE THE CORPORATION BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY OF CANADA.

3.6	Common Share Certificates

Common Shares issued upon exercise of Warrants to a person who does not provide the certificate referred to in Subsection 3.2(a) hereof in connection with the exercise of the Warrants shall bear a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF RED MILE ENTERTAINMENT, INC. THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO RED MILE ENTERTAINMENT, INC., (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR (D) INSIDE THE UNITED STATES, PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS AFTER PROVIDING A LEGAL OPINION REASONABLY SATISFACTORY TO RED MILE ENTERTAINMENT, INC.

For the purposes of issuing certificates representing the Common Shares issuable upon the exercise of the Warrants, the Trustee and the Transfer Agent for the Common Shares may rely upon the representation and warranty of the Warrantholder made in the Exercise Form attached to the Warrant certificate for the purpose of determining whether such person is in the United States.

3.7	Expiration of Warrants

Immediately after the Expiry Time, all rights under any Warrant in respect of which the right of acquisition provided for herein shall not have been exercised shall cease and terminate and each Warrant shall be void and of no further force or effect except to the extent that the Warrantholder has not received in full all monies to which it is entitled pursuant to Article 4 hereof or has not received certificates representing the Common Shares issued upon exercise of Warrants held by it, in which instances the Warrantholders' rights hereunder shall continue until it has received that to which it is entitled hereunder.

3.8	Accounting and Recording

(a)
The Trustee shall promptly account to the Corporation with respect to Warrants exercised.  Any securities or other instruments, from time to time received by the Trustee shall be received in trust for, and shall be segregated and kept apart by the Trustee, the Warrantholders and the Corporation as their interests may appear.

(b)
The Trustee shall record the particulars of Warrants exercised, which particulars shall include the names and addresses of the persons who become holders of Common Shares on exercise and the Exercise Date, in respect thereof.  The Trustee shall provide such particulars in writing to the Corporation within five Business Days of any request by the Corporation therefor.

(c)	The Trustee will maintain a register of numbers of all Warrant Certificates outstanding and the number of Warrants represented by each such Warrant Certificate.

3.9	Securities Restrictions

Notwithstanding anything herein contained, Common Shares will only be issued pursuant to any Warrant in compliance with the securities and corporate laws of any applicable jurisdiction.

ARTICLE 4
ADJUSTMENT OF NUMBER OF COMMON SHARES

4.1	Adjustment of Number of Common Shares

The acquisition rights as they relate to Common Shares, in effect at any date attaching to the Warrants shall be subject to adjustment from time to time as follows:

(a)	if and whenever at any time during the Adjustment Period, the Corporation shall:

(i)	subdivide or redivide the outstanding Common Shares into a greater number of Common Shares;

(ii)	reduce, combine or consolidate its outstanding Common Shares into a smaller number of Common Shares; or

(iii)
issue Common Shares to the holders of all or substantially all of the outstanding Common Shares by way of a stock dividend (other than the issue of Common Shares to such holders as a Dividend Paid in the Ordinary Course);

the number of Common Shares subject to the right of purchase under each Warrant (the "Exchange Rate") shall be adjusted by multiplying the number of Common Shares theretofore obtainable on the exercise thereof by a fraction of which the numerator shall be the number of Common Shares outstanding on such effective date or record date after giving effect to the event(s) referred to in (i), (ii) or (iii) above and the denominator of which shall be the number of Common Shares outstanding as of the effective date or record date before giving effect to the event(s) referred to in (i), (ii) or (iii) above.

(b)
if and whenever at any time during the Adjustment Period, there is a reclassification of the Common Shares or a capital reorganization of the Corporation other than as described in Subsection 4.1(a) or a consolidation, amalgamation, arrangement, merger, reorganization of the Corporation with or into any other body corporate, trust, partnership or other entity, or a sale or conveyance of the property and assets of the Corporation as an entirety or substantially as an entirety to any other body corporate, trust, partnership or other entity, any Warrantholder who has not exercised its right of acquisition prior to the effective date of such reclassification, capital reorganization, consolidation, amalgamation, arrangement, merger, reorganization, sale or conveyance, upon the exercise of such right thereafter, shall be entitled to receive and shall accept, in lieu of the number of Common Shares then sought to be acquired by it, the number of shares or other securities or property of the Corporation or of the body corporate, trust, partnership or other entity resulting from such merger, amalgamation or consolidation, or to which such sale or conveyance may be made, as the case may be, that such Warrantholder would have been entitled to receive on such reclassification, capital reorganization, consolidation, amalgamation, arrangement or merger, sale or conveyance, if, on the record date or the effective date thereof, as the case may be, the Warrantholder had been the registered holder of the number of Common Shares sought to be acquired by it and to which it was entitled to acquire upon the exercise of the Warrants.  The Corporation, its successor, or such purchasing body corporate, partnership, trust or other entity, as the case may be, shall, prior to or contemporaneously with any such reclassification, capital reorganization, consolidation, amalgamation, arrangement, merger, reorganization, sale or conveyance, enter into an indenture which shall provide, to the extent possible, for the application of the provisions set forth in this Indenture with respect to the rights and interests thereafter of the Warrantholders to the end that the provisions set forth in this Indenture shall thereafter correspondingly be made applicable, as nearly as may reasonably be, with respect to any shares, other securities or property to which a Warrantholder is entitled on the exercise of its acquisition rights thereafter.  Any indenture entered into between the Corporation and the Trustee pursuant to the provisions of this Subsection 4.1(b) shall be a supplemental indenture entered into pursuant to the provisions of Article 8 hereof.  Any indenture entered into between the Corporation, any successor to the Corporation or such purchasing body corporate, partnership, trust or other entity and the Trustee shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided in this Section 4.1 and which shall apply to successive reclassifications, capital reorganizations, amalgamations, consolidations, mergers, reorganization, sales or conveyances; and

(c)
in any case in which this Section 4.1 shall require that an adjustment shall become effective immediately after a record date for an event referred to herein, the Corporation may defer, until the occurrence of such event, issuing to the holder of any Warrant exercised after such event the additional Common Shares or other securities or property issuable upon such exercise by reason of the adjustment required by such event before giving effect to such adjustment; provided, however, that the Corporation shall deliver to such holder, as soon as reasonably practicable an appropriate instrument evidencing such holder's right to receive such additional Common Shares or other securities or property upon the occurrence of the event requiring such adjustment and the right to receive any distributions made on such additional Common Shares or other securities or property declared in favour of holders of record of Common Shares or other securities or property on and after the relevant date of exercise or such later date as such holder would, but for the provisions of this Subsection 4.1(c), have become the holder of record of such additional Common Shares or other securities or property pursuant to this Section 4.1;

(d)
after any adjustment pursuant to this Section 4.1, the term "Common Shares" where used in this Indenture shall be interpreted to mean securities of any class or classes which, as a result of such adjustment and all prior adjustments pursuant to this Section 4.1, the Warrantholder is entitled to receive upon the exercise of his Warrant, and the number of Common Shares indicated by any exercise made pursuant to a Warrant shall be interpreted to mean the number of Common Shares or other property or securities a Warrantholder is entitled to receive, as a result of such adjustment and all prior adjustments pursuant to this Section 4.1, upon the full exercise of a Warrant.

4.2	Entitlement to Shares on Exercise of Warrant

All shares of any class or other securities which a Warrantholder is at the time in question entitled to receive on the exercise of its Warrants, whether or not as a result of adjustments made pursuant to this Article 4, shall, for the purposes of the interpretation of this Indenture, be deemed to be shares which such Warrantholder is entitled to acquire pursuant to such Warrants.

4.3	No Adjustment for Certain Transactions

Notwithstanding anything in this Article 4, no adjustment shall be made in the acquisition rights attached to the Warrants if the issue of Common Shares is being made on exercise of any Warrants pursuant to this Indenture or in connection with: (a) any stock option or stock purchase plan in force from time to time for directors, officers, employees, consultants or other service providers of the Corporation; (b) the satisfaction of existing instruments issued at the date hereof including any convertible promissory notes; (c) the conversion into Common Shares of any debentures of the Corporation issued pursuant to the trust indenture dated October 19, 2006 between the Corporation and the Trustee; or (d) any further issuances of Common Shares or other issuances of securities of the Corporation.

4.4	Determination by Corporation's Auditors

In the event of any question arising with respect to the adjustments provided for in this Article 4 such question shall be conclusively determined by the Corporation's Auditors (or alternate firm of chartered accountants if, for any reason, the Corporation's Auditors are unable to act) who shall have access to all necessary records of the Corporation, and such determination shall be binding upon the Corporation, the Trustee, all Warrantholders and all other persons interested therein.

4.5	Proceedings Prior to any Action Requiring Adjustment

As a condition precedent to the taking of any action which would require an adjustment in any of the acquisition rights pursuant to any of the Warrants, including the number of Common Shares which are to be received upon the exercise thereof, the Corporation shall take any corporate action which may, in the opinion of Counsel, be necessary in order that the Corporation has unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all the shares which the holders of such Warrants are entitled to receive on the full exercise thereof in accordance with the provisions hereof.

4.6	Certificate of Adjustment

The Corporation shall from time to time immediately after the occurrence of any event which requires an adjustment or readjustment as provided in this Article 4, deliver a certificate of the Corporation to the Trustee specifying the nature of the event requiring the same and the amount of the adjustment or readjustment necessitated thereby and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based, which certificate and the amount of the adjustment or re-adjustment specified therein shall be supported by a certificate of the Corporation's Auditors verifying such calculation.

4.7	Notice of Special Matters

The Corporation covenants with the Trustee that, so long as any Warrant remains outstanding, it will give written notice to the Trustee and to the Warrantholders of its intention to fix a record date that is prior to the Expiry Date for the issuance of rights, options or warrants (other than the Warrants) to all or substantially all the holders of its outstanding Common Shares.  Such notice shall specify the particulars of such event and the record date for such event, provided that the Corporation shall only be required to specify in the notice such particulars of the event as shall have been fixed and determined on the date on which the notice is given.  The notice shall be given in each case not less than twenty-one (21) days prior to such applicable record date.

4.8	No Action after Notice

The Corporation covenants with the Trustee that it will not close its transfer books or take any other corporate action which might deprive the holder of a Warrant of the opportunity to exercise its right of acquisition pursuant thereto during the period of fourteen (14) days after the giving of the certificate or notices set forth in Sections 4.6 and 4.7.

4.9	Other Action

In case the Corporation, after the date hereof, shall take any action affecting the Common Shares other than action described in this Article 4, which in the reasonable opinion of the directors of the Corporation would materially affect the rights of Warrantholders, the number of Common Shares which may be acquired upon exercise of the Warrants shall be adjusted in such manner and at such time, by action of the directors, acting reasonably, in their sole discretion as they may determine to be equitable in the circumstances, provided that no such adjustment will be made unless prior approval of any stock exchange on which the Common Shares are listed for trading has been obtained, if required.  Failure of the taking of action by the directors so as to provide for an adjustment prior to the effective date of any action by the Corporation affecting the Common Shares shall be conclusive evidence that the directors have determined that it is equitable to make no adjustment in the circumstances.

4.10	Protection of Trustee

Except as provided in Section 9.2, the Trustee shall not:

(a)
at any time be under any duty or responsibility to any Warrantholder to determine whether any facts exist which may require any adjustment contemplated by Section 4.1, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making the same;

(b)
be accountable with respect to the validity or value (or the kind or amount) of any Common Shares or of any shares or other securities or property which may at any time be issued or delivered upon the exercise of the rights attaching to any Warrant;

(c)
be responsible for any failure of the Corporation to issue, transfer or deliver Common Shares or certificates for the same upon the surrender of any Warrants for the purpose of the exercise of such rights or to comply with any of the covenants contained in this Article 4; and

(d)
incur any liability or be in any way responsible for the consequences of any breach on the part of the Corporation of any of the representations, warranties or covenants herein contained or of any acts of the directors, officers, employees, agents or servants of the Corporation.

4.11	Participation by Warrantholder

No adjustments shall be made pursuant to this Article 4 if the Warrantholders are entitled to participate in any event described in this Article 4 on the same terms, mutatis mutandis, as if the Warrantholders had exercised their Warrants prior to, or on the effective date or record date of, such event.

ARTICLE 5
RIGHTS OF THE CORPORATION AND COVENANTS

5.1	Optional Purchases by the Corporation

Subject to compliance with applicable securities legislation and approval of applicable regulatory authorities, the Corporation may from time to time purchase by private contract or otherwise any of the Warrants.  Any such purchase shall be made at the lowest price or prices at which, in the opinion of the directors, such Warrants are then obtainable, plus reasonable costs of purchase, and may be made in such manner, from such persons and on such other terms as the Corporation, in its sole discretion, may determine.  Any Warrant Certificates representing the Warrants purchased pursuant to this Section 5.1 shall forthwith be delivered to and cancelled by the Trustee.  No Warrants shall be issued in replacement thereof.

5.2	General Covenants

The Corporation covenants with the Trustee and the Warrantholders that so long as any Warrants remain outstanding:

(a)	it will reserve and keep available a sufficient number of Common Shares for the purpose of enabling it to satisfy its obligations to issue Common Shares upon the exercise of the Warrants;

(b)
it will cause the Common Shares and the certificates representing the Common Shares from time to time acquired pursuant to the exercise of the Warrants to be duly issued and delivered in accordance with the Warrant Certificates and the terms hereof;

(c)
all Common Shares which shall be issued upon exercise of the right to acquire provided for herein and in the Warrant Certificates, upon compliance with all of the applicable terms and conditions hereof and thereof, shall be fully paid and non-assessable;

(d)
it will use reasonable commercial efforts to maintain its corporate existence or, if applicable, the corporate existence of any successor corporation (as defined in Section 8.2) and carry on its business in the ordinary course, provided that the foregoing shall not prevent or be construed to prevent or impair the Corporation from completing any merger, arrangement, reorganization, amalgamation, recapitalization, business combination or other similar transaction;

(e)
it will use reasonable commercial efforts to make all requisite filings under applicable Canadian securities legislation and stock exchange rules including those necessary to report the exercise of the right to acquire Common Shares pursuant to Warrants, provided that the foregoing shall not prevent or be construed to prevent or impair the Corporation from completing any merger, arrangement, reorganization, amalgamation, recapitalization, business combination or other similar transaction; and

(f)	generally, it will well and truly perform and carry out all of the acts or things to be done by it as provided in this Indenture.

5.3	Trustee's Remuneration and Expenses

The Corporation covenants that it will pay to the Trustee from time to time reasonable remuneration for its services hereunder and will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in the administration or execution of the trusts hereby created (including the reasonable compensation and the disbursements of its Counsel and all other advisers and assistants not regularly in its employ) both before any default hereunder and thereafter until all duties of the Trustee hereunder shall be finally and fully performed, except any such expense, disbursement or advance as may arise out of or result from the Trustee's negligence, wilful misconduct or bad faith.  The Trustee will not have any recourse against any monies, securities or other property held by it for the benefit of the Warrantholders pursuant to this Indenture for the payment of its fee.

5.4	Securities Qualification Requirements

If, in the opinion of Counsel, any instrument (other than a prospectus) is required to be filed with, or any permission is required to be obtained from any governmental authority in Canada or any other step is required under any federal or provincial law of Canada before any Common Shares which a Warrantholder is entitled to acquire pursuant to the exercise of any Warrant may properly and legally be issued upon due exercise thereof and, after the expiration of any applicable restricted trading period from the date hereof, traded, without further formality or restriction, the Corporation covenants that it will take such required action (other than filing a prospectus).

5.5	Performance of Covenants by Trustee

If the Corporation shall fail to perform any of its covenants contained in this Indenture, the Trustee may notify the Warrantholders of such failure on the part of the Corporation or may itself perform any of the covenants capable of being performed by it but, subject to Section 9.2, shall be under no obligation to perform said covenants or to notify the Warrantholders of such performance by it.  All sums expended or advanced by the Trustee in so doing shall be repayable as provided in Section 5.3.  No such performance, expenditure or advance by the Trustee shall relieve the Corporation of any default hereunder or of its continuing obligations under the covenants herein contained.

5.6	Enforceability of Warrants

The Corporation covenants and agrees that it is duly authorized to create and issue the Warrants to be issued hereunder and that the Warrants, when issued and countersigned as herein provided, will be valid and enforceable against the Corporation in accordance with the provisions hereof and the terms hereof and that, subject to the provisions of this Indenture, the Corporation will cause the Common Shares from time to time acquired pursuant to the Warrants under this Indenture and the certificates representing such Common Shares to be duly issued and delivered in accordance with the terms of this Indenture.

ARTICLE 6
ENFORCEMENT

6.1	Suits by Warrantholders

All or any of the rights conferred upon any Warrantholder by any of the terms of the Warrant Certificates or of this Indenture, or of both, may be enforced by the Warrantholder by appropriate proceedings but without prejudice to the right which is hereby conferred upon the Trustee to proceed in its own name to enforce each and all of the provisions herein contained for the benefit of the Warrantholders. The Warrantholder may enforce such rights whether or not the Trustee has waived any default pursuant to Section 6.3(c).

6.2	Limitation of Liability

The obligations hereunder are not personally binding upon, nor shall resort hereunder be had to, the private property of any of the past, present or future directors or shareholders of the Corporation or any successor corporation or any of the past, present or future officers, employees or agents of the Corporation or any successor corporation, but only the property of the Corporation or any successor corporation shall be bound in respect hereof.

6.3	Waiver of Default

Upon the happening of any default hereunder:

(a)	the Trustee will provide a notice as provided in Section 10.2 to the Warrantholders setting out, in reasonable detail, the particulars of such default;

(b)
the holders of not less than 51% of the Warrants then outstanding shall have power (in addition to the powers exercisable by extraordinary resolution) by requisition in writing to instruct the Trustee to waive any default hereunder and the Trustee shall thereupon waive the default upon such terms and conditions as shall be prescribed in such requisition; or

(c)
the Trustee shall have power to waive any default hereunder upon such terms and conditions as the Trustee may deem advisable, if, in the Trustee's reasonable opinion, the same shall have been cured or adequate provision made therefor;

provided that no delay or omission of the Trustee or of the Warrantholders to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver of any such default or acquiescence therein and provided further that no act or omission either of the Trustee or of the Warrantholders in the premises shall extend to or be taken in any manner whatsoever to affect any subsequent default hereunder of the rights resulting therefrom.

ARTICLE 7
MEETINGS OF WARRANTHOLDERS

7.1	Right to Convene Meetings

The Trustee may at any time and from time to time, and shall on receipt of a written request of the Corporation or of a Warrantholders' Request and upon being indemnified and funded to its reasonable satisfaction by the Corporation or by the Warrantholders signing such Warrantholders' Request against the costs which may be incurred in connection with the calling and holding of such meeting, convene a meeting of the Warrantholders.  In the event of the Trustee failing to so convene a meeting within seven (7) Business Days after receipt of such written request of the Corporation or such Warrantholders' Request and the indemnity and funding given as aforesaid, the Corporation or such Warrantholders, as the case may be, may convene such meeting.  Every such meeting shall be held in the City of Calgary or at such other place as may be approved or determined by the Trustee.

7.2	Notice

At least twenty-one (21) days' prior written notice of any meeting of Warrantholders shall be given to the Warrantholders in the manner provided for in Section 10.2 and a copy of such notice shall be sent by mail to the Trustee (unless the meeting has been called by the Trustee) and to the Corporation (unless the meeting has been called by the Corporation).  Such notice shall state the time when and the place where the meeting is to be held, shall state briefly the general nature of the business to be transacted thereat and shall contain such information as is reasonably necessary to enable the Warrantholders to make a reasoned decision on the matter, but it shall not be necessary for any such notice to set out the terms of any resolution to be proposed or any of the provisions of this Article 7.

7.3	Chairman

An individual (who need not be a Warrantholder) designated in writing by the Trustee shall be chairman of the meeting and if no individual is so designated, or if the individual so designated is not present within fifteen (15) minutes from the time fixed for the holding of the meeting, the Warrantholders present in person or by proxy shall choose some individual present to be chairman.

7.4	Quorum

Subject to the provisions of Section 7.11, at any meeting of the Warrantholders a quorum shall consist of Warrantholders present in person or by proxy and entitled to purchase at least 20% of the aggregate number of Common Shares which could be acquired pursuant to all the then outstanding Warrants, provided that at least two persons entitled to vote thereat are personally present.  If a quorum of the Warrantholders shall not be present within thirty (30) minutes from the time fixed for holding any meeting, the meeting, if summoned by Warrantholders or on a Warrantholders' Request, shall be dissolved; but in any other case the meeting shall be adjourned to the same day in the next week (unless such day is not a Business Day, in which case it shall be adjourned to the next following Business Day) at the same time and place and no notice of the adjournment need be given.  Any business may be brought before or dealt with at an adjourned meeting which might have been dealt with at the original meeting in accordance with the notice calling the same.  No business shall be transacted at any meeting unless a quorum be present at the commencement of business; provided that at the adjourned meeting the Warrantholders present in person or represented by proxy shall form a quorum and may transact the business for which the meeting was originally convened, notwithstanding that they may not be entitled to acquire at least 20% of the aggregate number of Common Shares which may be acquired pursuant to all then outstanding Warrants.

7.5	Power to Adjourn

The chairman of any meeting at which a quorum of the Warrantholders is present may, with the consent of the meeting, adjourn any such meeting, and no notice of such adjournment need be given except such notice, if any, as the meeting may prescribe.

7.6	Show of Hands

Every question submitted to a meeting shall be decided in the first place by a majority of the votes given on a show of hands except that votes on an extraordinary resolution shall be given in the manner hereinafter provided.  At any such meeting, unless a poll is duly demanded as herein provided, a declaration by the chairman that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact.

7.7	Poll and Voting

On every extraordinary resolution, and on any other question submitted to a meeting and after a vote by show of hands when demanded by the chairman or by one or more of the Warrantholders acting in person or by proxy and entitled to acquire in the aggregate at least 5% of the aggregate number of Common Shares which could be acquired pursuant to all the Warrants then outstanding, a poll shall be taken in such manner as the chairman shall direct.  Questions other than those required to be determined by extraordinary resolution shall be decided by a majority of the votes cast on the poll.

On a show of hands, every person who is present and entitled to vote, whether as a Warrantholder or as proxy for one or more absent Warrantholders, or both, shall have one vote.  On a poll, each Warrantholder present in person or represented by a proxy duly appointed by instrument in writing shall be entitled to one vote in respect of each whole Common Share which it is entitled to acquire pursuant to the Warrant or Warrants then held or represented by it.  A proxy need not be a Warrantholder.  The chairman of any meeting shall be entitled, both on a show of hands and on a poll, to vote in respect of the Warrants, if any, held or represented by him.

7.8	Regulations

The Trustee, or the Corporation with the approval of the Trustee, may from time to time make and from time to time vary such regulations as it shall think fit for:

(a)	the setting of the record date for a meeting for the purpose of determining Warrantholders entitled to receive notice of and to vote at the meeting;

(b)
the issue of voting certificates by any bank, trust company or other depositary satisfactory to the Trustee stating that the Warrant Certificates specified therein have been deposited with it by a named person and will remain on deposit until after the meeting, which voting certificate shall entitle the persons named therein to be present and vote at any such meeting and at any adjournment thereof or to appoint a proxy or proxies to represent them and vote for them at any such meeting and at any adjournment thereof in the same manner and with the same effect as though the persons so named in such voting certificates were the actual bearers of the Warrant Certificates specified therein;

(c)
the deposit of voting certificates and instruments appointing proxies at such place and time as the Trustee, the Corporation or the Warrantholders convening the meeting, as the case may be, may in the notice convening the meeting direct;

(d)
the deposit of voting certificates and instruments appointing proxies at some approved place or places other than the place at which the meeting is to be held and enabling particulars of such instruments appointing proxies to be mailed or telecopied before the meeting to the Corporation or to the Trustee at the place where the same is to be held and for the voting of proxies so deposited as though the instruments themselves were produced at the meeting;

(e)	the form of the instrument of proxy; and

(f)	generally for the calling of meetings of Warrantholders and the conduct of business thereat.

Any regulations so made shall be binding and effective and the votes given in accordance therewith shall be valid and shall be counted, provided that such regulations are not inconsistent with the other provisions of this Indenture.  Save as such regulations may provide, the only persons who shall be recognized at any meeting as a Warrantholder, or be entitled to vote or be present at the meeting in respect thereof (subject to Section 7.9), shall be Warrantholders or proxies of Warrantholders.

7.9	Corporation, Agent and Trustee May be Represented

The Corporation, Agent and the Trustee, by their respective directors, officers, and employees and the Counsel for the Corporation and for the Trustee may attend any meeting of the Warrantholders, but, subject to the right of the Agent to vote Warrants held by them, shall not be entitled to vote thereat.

7.10	Powers Exercisable by Extraordinary Resolution

In addition to all other powers conferred upon them by any other provisions of this Indenture or by law, the Warrantholders at a meeting shall, subject to the provisions of Section 7.11, have the power, exercisable from time to time by extraordinary resolution:

(a)
to agree to any modification, abrogation, alteration, compromise or arrangement of the rights of Warrantholders or the Trustee in its capacity as trustee hereunder (subject to the Trustee's prior consent, acting reasonably) or on behalf of the Warrantholders against the Corporation whether such rights arise under this Indenture or the Warrant Certificates or otherwise;

(b)	to amend, alter or repeal any extraordinary resolution previously passed or sanctioned by the Warrantholders;

(c)
to direct or to authorize the Trustee, subject to Subsection 9.2(b) hereof, to enforce any of the covenants on the part of the Corporation contained in this Indenture or the Warrant Certificates or to enforce any of the rights of the Warrantholders in any manner specified in such extraordinary resolution or to refrain from enforcing any such covenant or right;

(d)
to waive, and to direct the Trustee to waive, any default on the part of the Corporation in complying with any provisions of this Indenture or the Warrant Certificates either unconditionally or upon any conditions specified in such extraordinary resolution;

(e)
to restrain any Warrantholder from taking or instituting any suit, action or proceeding against the Corporation for the enforcement of any of the covenants on the part of the Corporation in this Indenture or the Warrant Certificates or to enforce any of the rights of the Warrantholders;

(f)
to direct any Warrantholder who, as such, has brought any suit, action or proceeding to stay or to discontinue or otherwise to deal with the same upon payment of the costs, charges and expenses reasonably and properly incurred by such Warrantholder in connection therewith;

(g)
to assent to any change in or omission from the provisions contained in the Warrant Certificates and this Indenture or any ancillary or supplemental instrument which may be agreed to by the Corporation, and to authorize the Trustee to concur in and execute any ancillary or supplemental indenture embodying the change or omission;

(h)
with the consent of the Corporation, such consent not to be unreasonably withheld or delayed, to remove the Trustee or its successor in office and to appoint a new trustee or trustees to take the place of the Trustee so removed; and

(i)
to assent to any compromise or arrangement with any creditor or creditors or any class or classes of creditors, whether secured or otherwise, and with holders of any shares or other securities of the Corporation.

7.11	Meaning of Extraordinary Resolution

(a)
The expression "extraordinary resolution" when used in this Indenture means, subject as hereinafter provided in this Section 7.11 and in Section 7.14, a resolution proposed at a meeting of Warrantholders duly convened for that purpose and held in accordance with the provisions of this Article 7 at which there are present in person or by proxy Warrantholders entitled to acquire at least 20% of the aggregate number of Common Shares which may be acquired pursuant to all the then outstanding Warrants and passed by the affirmative votes of Warrantholders entitled to acquire not less than 66 2/3% of the aggregate number of Common Shares which may be acquired pursuant to all the then outstanding Warrants represented at the meeting and voted on the poll upon such resolution.

(b)
If, at the meeting at which an extraordinary resolution is to be considered, Warrantholders entitled to acquire at least 20% of the aggregate number of Common Shares which may be acquired pursuant to all the then outstanding Warrants are not present in person or by proxy within thirty (30) minutes after the time appointed for the meeting, then the meeting, if convened by Warrantholders or on a Warrantholders' Request, shall be dissolved; but in any other case it shall stand adjourned to such day, being not less than fifteen (15) or more than sixty (60) days later, and to such place and time as may be appointed by the chairman.  Not less than ten (10) days' prior notice shall be given of the time and place of such adjourned meeting in the manner provided for in Section 10.2.  Such notice shall state that at the adjourned meeting the Warrantholders present in person or by proxy shall form a quorum but it shall not be necessary to set forth the purposes for which the meeting was originally called or any other particulars.  At the adjourned meeting the Warrantholders present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened and a resolution proposed at such adjourned meeting and passed by the requisite vote as provided in Subsection 7.11(a) shall be an extraordinary resolution within the meaning of this Indenture notwithstanding that Warrantholders entitled to acquire at least 20% of the aggregate number of Common Shares which may be acquired pursuant to all the then outstanding Warrants are not present in person or by proxy at such adjourned meeting.

(c)	Subject to Section 7.14, votes on an extraordinary resolution shall always be given on a poll and no demand for a poll on an extraordinary resolution shall be necessary.

7.12	Powers Cumulative

Any one or more of the powers or any combination of the powers in this Indenture stated to be exercisable by the Warrantholders by extraordinary resolution or otherwise may be exercised from time to time and the exercise of any one or more of such powers or any combination of powers from time to time shall not be deemed to exhaust the right of the Warrantholders to exercise such power or powers or combination of powers then or thereafter from time to time.

7.13	Minutes

Minutes of all resolutions and proceedings at every meeting of Warrantholders shall be made and duly entered in books to be provided from time to time for that purpose by the Trustee at the expense of the Corporation, and any such minutes as aforesaid, if signed by the chairman or the secretary of the meeting at which such resolutions were passed or proceedings had shall be prima facie evidence of the matters therein stated and, until the contrary is proved, every such meeting in respect of the proceedings of which minutes shall have been made shall be deemed to have been duly convened and held, and all resolutions passed thereat or proceedings taken shall be deemed to have been duly passed and taken.

7.14	Instruments in Writing

All actions which may be taken and all powers that may be exercised by the Warrantholders at a meeting held as provided in this Article 7 may also be taken and exercised by Warrantholders entitled to acquire at least 66 2/3% of the aggregate number of Common Shares which may be acquired pursuant to all the then outstanding Warrants by an instrument in writing signed in one or more counterparts by such Warrantholders in person or by attorney duly appointed in writing, and the expression "extraordinary resolution" when used in this Indenture shall include an instrument so signed.

7.15	Binding Effect of Resolutions

Every resolution and every extraordinary resolution passed in accordance with the provisions of this Article 7 at a meeting of Warrantholders shall be binding upon all the Warrantholders, whether present at or absent from such meeting, and every instrument in writing signed by Warrantholders in accordance with Section 7.14 shall be binding upon all the Warrantholders, whether signatories thereto or not, and each and every Warrantholder and the Trustee (subject to the provisions for indemnity herein contained) shall be bound to give effect accordingly to every such resolution and instrument in writing.

7.16	Holdings by Corporation Disregarded

In determining whether Warrantholders holding Warrant Certificates evidencing the entitlement to acquire the required number of Common Shares are present at a meeting of Warrantholders for the purpose of determining a quorum or have concurred in any consent, waiver, extraordinary resolution, Warrantholders' Request or other action under this Indenture, Warrants owned legally or beneficially by the Corporation or any Subsidiary of the Corporation shall be disregarded in accordance with the provisions of Section 10.8.

ARTICLE 8
SUPPLEMENTAL INDENTURES

8.1	Provision for Supplemental Indentures for Certain Purposes

From time to time the Corporation (when authorized by action of the directors) and the Trustee may, subject to the provisions hereof, and they shall, when so directed in accordance with the provisions hereof, execute and deliver by their proper officers, indentures or instruments supplemental hereto, which thereafter shall form part hereof, for any one or more or all of the following purposes:

(a)	setting forth any adjustments resulting from the application of the provisions of Article 4;

(b)
adding to the provisions hereof such additional covenants and enforcement provisions as, in the opinion of Counsel, are necessary or advisable in the premises, provided that the same are not in the opinion of the Trustee prejudicial to the interests of the Warrantholders;

(c)	giving effect to any extraordinary resolution passed as provided in Article 7;

(d)
making such provisions not inconsistent with this Indenture as may be necessary or desirable with respect to matters or questions arising hereunder or for the purpose of obtaining a listing or quotation of the Warrants on any stock exchange, provided that such provisions are not, in the opinion of the Trustee, prejudicial to the interests of the Warrantholders;

(e)
adding to or altering the provisions hereof in respect of the transfer of Warrants, making provision for the exchange of Warrant Certificates, and making any modification in the form of the Warrant Certificates which does not affect the substance thereof;

(f)
with the prior approval of the OTC Bulletin Board or such other stock exchange upon which the Common Shares of the Corporation are listed and posted for trading, if required, modifying any of the provisions of this Indenture, including relieving the Corporation from any of the obligations, conditions or restrictions herein contained, provided that such modification or relief shall be or become operative or effective only if, in the opinion of the Trustee, such modification or relief in no way prejudices any of the rights of the Warrantholders or of the Trustee, and provided further that the Trustee may in its sole discretion decline to enter into any such supplemental indenture which in its opinion may not afford adequate protection to the Trustee when the same shall become operative; and

(g)
for any other purpose not inconsistent with the terms of this Indenture, including the correction or rectification of any ambiguities, defective or inconsistent provisions, errors, mistakes or omissions herein, provided that in the opinion of the Trustee the rights of the Trustee and of the Warrantholders are in no way prejudiced thereby.

8.2	Successor Corporations

In the case of the consolidation, amalgamation, arrangement, merger or transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation ("successor corporation"), the successor corporation resulting from such consolidation, amalgamation, arrangement, merger or transfer (if not the Corporation) shall expressly assume, by supplemental indenture satisfactory in form to the Trustee and executed and delivered to the Trustee, the due and punctual performance and observance of each and every covenant and condition of this Indenture to be performed and observed by the Corporation.

ARTICLE 9
CONCERNING THE TRUSTEE

9.1	Trust Indenture Legislation

(a)	If and to the extent that any provision of this Indenture limits, qualifies or conflicts with a mandatory requirement of Applicable Legislation, such mandatory requirement shall prevail.

(b)
The Corporation and the Trustee agree that each will, at all times in relation to this Indenture and any action to be taken hereunder, observe and comply with and be entitled to the benefits of Applicable Legislation.

9.2	Rights and Duties of Trustee

(a)
In the exercise of the rights and duties prescribed or conferred by the terms of this Indenture, the Trustee shall exercise that degree of care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances.  No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct or bad faith or any breach by it of its obligations or duties under this Indenture.

(b)
The obligation of the Trustee to commence or continue any act, action or proceeding for the purpose of enforcing any rights of the Trustee or the Warrantholders hereunder shall be conditional upon the Warrantholders furnishing, when required by notice by the Trustee, sufficient funds to commence or to continue such act, action or proceeding and an indemnity reasonably satisfactory to the Trustee to protect and to hold harmless the Trustee against the costs, charges and expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof.  None of the provisions contained in this Indenture shall require the Trustee to expend or to risk its own funds or otherwise to incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless indemnified as aforesaid.

(c)
The Trustee may, before commencing or at any time during the continuance of any such act, action or proceeding, require the Warrantholders, at whose instance it is acting to deposit with the Trustee the Warrants held by them, for which Warrants the Trustee shall issue receipts.

(d)
Every provision of this Indenture that by its terms relieves the Trustee of liability or entitles it to rely upon any evidence submitted to it is subject to the provisions of Applicable Legislation, of this Section 9.2 and of Section 9.3.

9.3	Evidence, Experts and Advisers

(a)
In addition to the reports, certificates, opinions and other evidence required by this Indenture, the Corporation shall furnish to the Trustee such additional evidence of compliance with any provision hereof, and in such form, as may be prescribed by Applicable Legislation or as the Trustee may reasonably require by written notice to the Corporation.

(b)
In the exercise of its rights and duties hereunder, the Trustee may, if it is acting in good faith, rely as to the truth of the statements and the accuracy of the opinions expressed in statutory declarations, opinions, reports, written requests, consents, or orders of the Corporation, certificates of the Corporation or other evidence furnished to the Trustee pursuant to a request of the Trustee, provided that such evidence complies with Applicable Legislation and that the Trustee complies with Applicable Legislation and that the Trustee examines the same and determines that such evidence complies with the applicable requirements of this Indenture.

(c)
Whenever it is provided in this Indenture or under Applicable Legislation that the Corporation shall deposit with the Trustee resolutions, certificates, reports, opinions, requests, orders or other documents, it is intended that the trust, accuracy and good faith on the effective date thereof and the facts and opinions stated in all such documents so deposited shall, in each and every such case, be conditions precedent to the right of the Corporation to have the Trustee take the action to be based thereon.

(d)
Proof of the execution of an instrument in writing, including a Warrantholders' Request, by any Warrantholder may be made by the certificate of a notary public, or other officer with similar powers, that the person signing such instrument acknowledged to it the execution thereof, or by an affidavit of a witness to such execution or in any other manner which the Trustee may consider adequate.

(e)
The Trustee may employ or retain such Counsel, accountants, appraisers or other experts or advisers as it may reasonably require for the purpose of discharging its duties hereunder and may pay reasonable remuneration for all services so performed by any of them, without taxation of costs of any Counsel, and shall not be responsible for any misconduct or negligence on the part of any such experts or advisers who have been appointed with due care by the Trustee.

(f)
The Trustee may act and rely and shall be protected in acting and relying in good faith on the opinion or advice of or information obtained from any Counsel, accountant, appraiser, engineer or other expert or adviser, whether retained or employed by the Corporation or by the Trustee, in relation to any matter arising in the administration of the trusts hereof.

9.4	Documents, Monies, etc. Held by Trustee

Any securities, documents of title or other instruments that may at any time be held by the Trustee subject to the trusts hereof may be placed in the deposit vaults of the Trustee or of any Canadian chartered bank listed in Schedule I to the Bank Act (Canada) or of any trust company registered to do business in Canada or deposited for safekeeping with any such bank or trust company.  Unless herein otherwise expressly provided, any monies so held pending the application or withdrawal thereof under any provisions of this Indenture upon the written direction of the Corporation shall be or, with the consent of the Corporation may be: (i) deposited in the name of the Trustee in any Canadian chartered bank listed in Schedule I to the Bank Act (Canada) or any trust company registered to do business in Canada at the rate of interest (if any) then current on similar deposits; (ii) deposited in the deposit department of the Trustee; or (iii) invested in treasury bills or short term interest bearing or discounted obligations issued or guaranteed by the Government of Canada or a province thereof, of any Canadian chartered bank listed in Schedule I of the Bank Act (Canada) or of the Trustee, provided that the securities shall not have a maturity date of more than sixty (60) days from the date of such investment.  Unless the Corporation shall be in default hereunder or unless otherwise specifically provided herein, all interest or other income received by the Trustee in respect of such deposits and investments shall belong to the Corporation.

9.5	Actions by Trustee to Protect Interest

The Trustee shall have power to institute and to maintain such actions and proceedings as it may consider necessary or expedient to preserve, protect or enforce its interests and the interests of the Warrantholders.

9.6	Trustee Not Required to Give Security

The Trustee shall not be required to give any bond or security in respect of the execution of the trusts and powers of this Indenture or otherwise in respect of the premises.

9.7	Protection of Trustee

By way of supplement to the provisions of any law for the time being relating to trustees it is expressly declared and agreed as follows:

(a)
the Trustee shall not be liable for or by reason of any statements of fact or recitals in this Indenture or in the Warrant Certificates (except the representation contained in Section 9.9 or in the certificate of the Trustee on the Warrant Certificates) or be required to verify the same, but all such statements or recitals are and shall be deemed to be made by the Corporation;

(b)
nothing herein contained shall impose any obligation on the Trustee to see to or to require evidence of the registration or filing (or renewal thereof) of this Indenture or any instrument ancillary or supplemental hereto;

(c)	the Trustee shall not be bound to give notice to any person or persons of the execution hereof;

(d)
the Trustee shall not incur any liability or responsibility whatever or be in any way responsible for the consequence of any breach on the part of the Corporation of any of its covenants herein contained or of any acts of any directors, officers, employees, agents or servants of the Corporation; and

(e)
the Corporation hereby indemnifies and agrees to hold harmless the Trustee from and against any and all liabilities, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements, including reasonable legal fees and disbursements of whatever kind and nature which may at any time be imposed on or incurred by or asserted against the Trustee, whether groundless or otherwise, arising from or out of any act, omission or error of the Trustee made in good faith in the conduct of its duties hereunder, provided that the Trustee has met the standard of care, diligence and skill provided for in Subsection 9.2(a) and, provided further, that the Corporation shall not be required to indemnify the Trustee in the event of the negligence or wilful misconduct of the Trustee, as provided in Subsection 9.2(a), and this provision shall survive the resignation or removal of the Trustee or the termination or discharge of this Agreement.

9.8	Replacement of Trustee; Successor by Merger

(a)
The Trustee may resign its trust and be discharged from all further duties and liabilities hereunder, subject to this Section 9.8, by giving to the Corporation not less than 90 days' prior notice in writing or such shorter prior notice as the Corporation may accept as sufficient.  The Warrantholders by extraordinary resolution shall have power at any time to remove the existing Trustee and to appoint a new Trustee.  In the event of the Trustee resigning or being removed as aforesaid or being dissolved, becoming bankrupt, going into liquidation or otherwise becoming incapable of acting hereunder, the Corporation shall forthwith appoint a new trustee unless a new trustee has already been appointed by the Warrantholders; failing such appointment by the Corporation, the retiring Trustee or any Warrantholder may apply to a justice of the Court of Queen's Bench of the Province of Alberta on such notice as such justice may direct, for the appointment of a new trustee; but any new trustee so appointed by the Corporation or by the Court shall be subject to removal as aforesaid by the Warrantholders.  Any new trustee appointed under any provision of this Section 9.8 shall be a corporation authorized to carry on the business of a trust company in the Province of Alberta and, if required by the Applicable Legislation for any other provinces, in such other provinces.  On any such appointment the new trustee shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Trustee hereunder.

(b)	Upon the appointment of a successor trustee, the Corporation shall promptly notify the Warrantholders thereof in the manner provided for in Section 10.2.

(c)	Any Warrant Certificates certified but not delivered by a predecessor trustee may be certified by the successor trustee in the name of the predecessor or successor trustee.

(d)
Any corporation in to which the Trustee may be merged or consolidated or amalgamated, or any corporation resulting therefrom to which the Trustee shall be a party, or any corporation succeeding to the trust business of the Trustee shall be the successor to the Trustee hereunder without any further act on its part or any of the parties hereto, provided that such corporation would be eligible for appointment as successor trustee under Subsection 9.8(a).

9.9	Conflict of Interest

(a)
The Trustee represents to the Corporation that at the time of execution and delivery hereof no material conflict of interest exists between its role as a trustee hereunder and its role in any other capacity and agrees that in the event of a material conflict of interest arising hereafter it will, within 90 days after ascertaining that it has such material conflict of interest, either eliminate the same or assign its trust hereunder to a successor trustee approved by the Corporation and meeting the requirements set forth in Subsection 9.8(a).  Notwithstanding the foregoing provisions of this Subsection 9.9(a), if any such material conflict of interest exists or hereafter shall exist, the validity and enforceability of this Indenture and the Warrant Certificates shall not be affected in any manner whatsoever by reason thereof.

(b)
Subject to Subsection 9.9(a), the Trustee, in its personal or any other capacity, may buy, lend upon and deal in securities of the Corporation and generally may contract and enter into financial transactions with the Corporation or any Subsidiary of the Corporation without being liable to account for any profit made thereby.

9.10	Acceptance of Trust

The Trustee hereby accepts the trusts in this Indenture declared and provided for and agrees to perform the same upon the terms and conditions herein set forth.

9.11	Trustee Not to be Appointed Receiver

The Trustee and any person related to the Trustee shall not be appointed a receiver, a receiver and manager or liquidator of all or any part of the assets or undertaking of the Corporation.

9.12	Trustee Not Required to Give Notice

The Trustee shall not be bound to give any notice or do or take any act, action or proceeding by virtue of the powers conferred on it hereby unless and until it shall have been required so to do under the terms hereof; nor shall the Trustee be required to take notice of any default hereunder, unless and until notified in writing of such default, which notice shall distinctly specify the default desired to be brought to the attention of the Trustee and in the absence of any such notice the Trustee may for all purposes of this Indenture conclusively assume that no default has been made in the observance or performance of any of the representations, warranties, covenants, agreements or conditions contained herein.  Any such notice shall in no way limit any discretion herein given to the Trustee to determine whether or not the Trustee shall take action with respect to any default.

ARTICLE 10
GENERAL

10.1	Notice to the Corporation and the Trustee

(a)
Unless herein otherwise expressly provided, any notice to be given hereunder to the Corporation or the Trustee shall be deemed to be validly given if delivered, sent by registered letter, postage prepaid or telecopied:

If to the Corporation:

Red Mile Entertainment, Inc.
4000 Bridgeway
Suite 101, Sausalito, California  94965

Attention:                      Chief Financial Officer
Telecopy:                      (415) 339-4249

If to the Trustee:

Olympia Trust Company
Suite 2300, 125 - 9th Avenue SE
Calgary, AB  T2G 0P6

Attention:                      Manager, Corporate Trust Department
Telecopy:                      (403) 265-1455

and any such notice delivered in accordance with the foregoing shall be deemed to have been received on the date of delivery if that date is a Business Day or else on the next Business Day or, if mailed, on the fifth Business Day following the date of the postmark on such notice or, if telecopied, on the next Business Day following the date of transmission, provided that its contents are transmitted and received completely and accurately.

(b)
The Corporation or the Trustee, as the case may be, may from time to time notify the other in the manner provided in Subsection 10.1(a) of a change of address which, from the effective date of such notice and until changed by like notice, shall be the address of the Corporation or the Trustee, as the case may be, for all purposes of this Indenture.

(c)
If, by reason of a strike, lockout or other work stoppage, actual or threatened, involving postal employees, any notice to be given to the Trustee or to the Corporation hereunder could reasonably be considered unlikely to reach its destination, such notice shall be valid and effective only if it is delivered to the named officer of the party to which it is addressed or, if it is delivered to such party at the appropriate address provided in Subsection 10.1(a), by telecopy or other means of prepaid, transmitted and recorded communication.

10.2	Notice to Warrantholders

(a)
Unless otherwise provided herein, notice to the Warrantholders under the provisions of this Indenture shall be valid and effective if delivered or sent by telecopy or by ordinary post addressed to such holders at their post office addresses appearing on the register hereinbefore mentioned and shall be deemed to have been effectively given on the date of delivery or, if mailed, on the fifth Business Day following the date of the postmark on such notice or, if telecopied, on the next Business Day following the date of transmission, provided that its contents are transmitted and received completely and accurately.

(b)
If, by reason of a strike, lockout or other work stoppage, actual or threatened, involving postal employees, any notice to be given to the Warrantholders hereunder could reasonably be considered unlikely to reach its destination, such notice shall be valid and effective only if it is delivered personally to such Warrantholders or if delivered to the address for such Warrantholders contained in the register of Warrants maintained by the Trustee, by telecopy or other means of prepaid transmitted and recorded communication.

10.3	Ownership of Warrants

The Corporation and the Trustee may deem and treat the registered owner of any Warrants as the absolute owner thereof for all purposes, and the Corporation and the Trustee shall not be affected by any notice or knowledge to the contrary except where the Corporation or the Trustee is required to take notice by statute or by order of a court of competent jurisdiction.  A Warrantholder shall be entitled to the rights evidenced by its Warrant Certificate and all persons may act accordingly.  The receipt of any such Warrantholder for the Common Shares which may be acquired pursuant thereto shall be a good discharge to the Corporation and the Trustee for the same and neither the Corporation nor the Trustee shall be bound to inquire into the title of any such holder except where the Corporation or the Trustee is required to take notice by statute or by order of a court of competent jurisdiction.

10.4	Evidence of Ownership

(a)
Upon receipt of a certificate of any bank, trust company or other depositary satisfactory to the Trustee stating that the Warrants specified therein have been deposited by a named person with such bank, trust company or other depositary and will remain so deposited until the expiry of the period specified therein, the Corporation and the Trustee may treat the person so named as the owner, and such certificate as sufficient evidence of the ownership by such person of such Warrant during such period, for the purpose of any requisition, direction, consent, instrument or other document to be made, signed or given by the holder of the Warrant so deposited.

(b)
The Corporation and the Trustee may accept as sufficient evidence of the fact and date of the signing of any requisition, direction, consent, instrument or other document by any person (i) the signature of any officer of any bank, trust company, or other depositary satisfactory to the Trustee as witness of such execution, (ii) the certificate of any notary public or other officer authorized to take acknowledgments of deeds to be recorded at the place where such certificate is made that the person signing acknowledged to him the execution thereof, (iii) a statutory declaration of a witness of such execution, or (iv) any other documentation satisfactory to the Corporation and the Trustee.

10.5	Counterparts

This Indenture may be executed in several counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument and notwithstanding their date of execution they shall be deemed to be dated as of the date hereof.

10.6	Satisfaction and Discharge of Indenture

Upon the earlier of:

(a)	the date by which there shall have been delivered to the Trustee for exercise or destruction all Warrant Certificates theretofore certified hereunder; or

(b)	the Expiry Time;

and if all certificates representing Common Shares required to be issued in compliance with the provisions hereof have been issued and delivered hereunder or to the Trustee in accordance with such provisions, this Indenture shall cease to be of further effect and the Trustee, on demand of and at the cost and expense of the Corporation and upon delivery to the Trustee of a certificate of the Corporation stating that all conditions precedent to the satisfaction and discharge of this Indenture have been complied with, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture.  Notwithstanding the foregoing, the indemnities provided to the Trustee by the Corporation hereunder shall remain in full force and effect and survive the termination of this Indenture.

10.7	Provisions of Indenture and Warrants for the Sole Benefit of Parties and Warrantholders

Nothing in this Indenture or in the Warrant Certificates, expressed or implied, shall give or be construed to give to any person other than the parties hereto and the Warrantholders, as the case may be, any legal or equitable right, remedy or claim under this Indenture, or under any covenant or provision herein or therein contained, all such covenants and provisions being for the sole benefit of the parties hereto and the Warrantholders.

10.8	Common Shares or Warrants Owned by the Corporation or its Subsidiaries - Certificate to be Provided

For the purpose of disregarding any Warrants owned legally or beneficially by the Corporation or any Subsidiary of the Corporation in Section 7.16, the Corporation shall provide to the Trustee, from time to time, a certificate of the Corporation setting forth as at the date of such certificate:

(a)
the names (other than the name of the Corporation) of the registered holders of Warrants which, to the knowledge of the Corporation, are owned by or held for the account of the Corporation or any Subsidiary of the Corporation; and

(b)	the number of Warrants owned legally or beneficially by the Corporation or any Subsidiary of the Corporation;

and the Trustee, in making the computations in Section 7.16, shall be entitled to rely on such certificate without any additional evidence.

10.9	Anti-Money Laundering

The Trustee shall retain the right not to act and shall not be liable for refusing to act if, due to a lack of information or for any other reason whatsoever, the Trustee, in its sole judgement, determines that such act might cause it to be in non-compliance with any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline.  Further, should the Trustee, in its sole judgement, determine at any time that its acting under this Indenture has resulted in its being in non-compliance with any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline, then it shall have the right to resign on 10 days written notice provided that (i) the Trustee's written notice shall describe the circumstances of such non-compliance; and (ii) if such circumstances are rectified to the Trustee's satisfaction within such 10 day period, then such resignation shall not be effective.

10.10	Privacy Laws

The parties acknowledge that federal and/or provincial legislation that addresses the protection of individuals' personal information (collectively, "Privacy Laws") applies to obligations and activities under this Indenture.  Despite any other provision of this Indenture, neither party shall take or direct any action that would contravene, or cause the other to contravene, applicable Privacy Laws.  The Corporation shall, prior to transferring or causing to be transferred personal information to the Trustee, obtain and retain required consents of the relevant individuals to the collection, use and disclosure of their personal information, or shall have determined that such consents either have previously been given upon which the parties can rely or are not required under the Privacy Laws.  The Trustee shall use commercially reasonable efforts to ensure that is services hereunder comply with Privacy Laws.  Specifically, the Trustee agrees: (a) to have a designated chief privacy officer; (b) to maintain policies and procedures to protect personal information and to receive and respond to any privacy complaint or inquire; (c) to use personal information solely for the purposes of providing its services under or ancillary to this Agreement and not to use it for any other purpose except with the consent of or direction from the Corporation or the individual involved; (d) not to sell or otherwise improperly disclose personal information to any third party; and (e) to employ administrative, physical and technological safeguards to reasonably secure and protect personal information against loss, theft or unauthorized access, use or modification.

10.11	Third Party Interests

Each party to this Indenture hereby represents to the Trustee that any account to be opened by, or interest to held by the Trustee in connection with this Indenture, for or to the credit of such party, either (i) is not intended to be used by or on behalf of any third party; or (ii) is intended to be used by or on behalf of a third party, in which case such party hereto agrees to complete and execute forthwith a declaration in the Trustee's prescribed form as to the particulars of such third party.

THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

This is the Signature Page to a Warrant Indenture Dated July 18, 2007 Between the Parties Indicated Below.

IN WITNESS WHEREOF the parties hereto have executed this Indenture under the hands of their proper officers in that behalf.

RED MILE ENTERTAINMENT, INC.

Per:   /s/  Ben Zadik

OLYMPIA TRUST COMPANY

Per:  /s/  Randy Gregory

Per:  /s/ Anne DeWaele

THIS IS SCHEDULE "A" to the Warrant Indenture made as of July 18, 2007 between RED MILE ENTERTAINMENT, INC. and OLYMPIA TRUST COMPANY as Trustee.

THE WARRANTS REPRESENTED BY THIS CERTIFICATE WILL BE VOID AND OF NO VALUE AS AT THE DATE THE CORPORATION COMPLETES A LIQUIDITY TRANSACTION (AS DEFINED IN THE INDENTURE), OR, IF NO SUCH LIQUIDITY TRANSACTION IS COMPLETED WITHIN 8 MONTHS OF THE ISSUE DATE (AS DEFINED IN THE INDENTURE), UNLESS EXERCISED BY 4:00 P.M. (MOUNTAIN STANDARD TIME) ON THE DATE THAT IS 18 MONTHS FROM THE ISSUE DATE.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR (4) MONTHS AND A DAY AFTER THE LATER OF JULY 18, 2007 AND THE DATE THE CORPORATION BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY OF CANADA.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF RED MILE ENTERTAINMENT, INC. THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO RED MILE ENTERTAINMENT, INC., (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR (D) INSIDE THE UNITED STATES, PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS AFTER PROVIDING A LEGAL OPINION REASONABLY SATISFACTORY TO RED MILE ENTERTAINMENT, INC.

THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 AS AMENDED (THE “1933 SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND THE WARRANTS MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR FOR THE ACCOUNT OR BENEFIT OF A PERSON IN THE UNITED STATES OR A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE 1933 SECURITIES ACT) WITHOUT REGISTRATION OF SUCH SECURITIES UNDER ALL APPLICABLE UNITED STATES FEDERAL AND STATE SECURITIES LAWS OR COMPLIANCE WITH AN APPLICABLE EXEMPTION THEREFROM AND THE CORPORATION SHALL HAVE RECEIVED AN OPINION OF COUNSEL TO SUCH EFFECT SATISFACTORY TO IT.

WARRANT CERTIFICATE

RED MILE ENTERTAINMENT, INC.
(Incorporated under the laws of Delaware)

WARRANT CERTIFICATE NO. ________	_____________ WARRANTS entitling the holder to acquire, subject to adjustment, one Common Share for each whole Warrant represented hereby

2

THIS IS TO CERTIFY THAT ____________________

(hereinafter referred to as the "holder") is entitled to acquire, in the manner and subject to the restrictions and adjustments set forth herein, one fully paid and non-assessable common share ("Common Share") without nominal or par value of Red Mile Entertainment, Inc. (the "Corporation"), as such shares were constituted on July 18, 2007, for no additional consideration to that already received by the Corporation, at any time and from time to time following the Vesting Date (as defined in the Warrant Indenture (the "Indenture") made as of July 18, 2007 between the Corporation and Olympia Trust Company) and until 4:00 p.m. (Mountain Standard Time) on the date that is 18 months from the Issue Date, as that term is defined in the Indenture, (the "Expiry Time").

The right to acquire Common Shares may be exercised by the holder within the time set forth above by:

(a)	duly completing and executing the Exercise Form attached hereto; and

(b)	surrendering this Warrant Certificate and the Exercise Form to Olympia Trust Company (the "Trustee") at the principal office of the Trustee in the city of Calgary, Alberta.

These Warrants shall be deemed to be surrendered only upon personal delivery hereof or, if sent by mail or other means of transmission, upon actual receipt thereof by the Trustee at the office referred to above.

Upon surrender of these Warrants, the person or persons in whose name or names the Common Shares issuable upon exercise of the Warrants are to be issued shall be deemed for all purposes (except as provided in the Indenture hereinafter referred to) to be the holder or holders of record of such Common Shares and the Corporation has covenanted that it will (subject to the provisions of the Indenture) cause a certificate or certificates representing such Common Shares to be delivered or mailed to the person or persons at the address or addresses specified in the Exercise Form within five Business Days of the receipt of this Warrant Certificate, and the Exercise Form duly completed.

No fractional Common Share will be issued upon exercise of any Warrants and the Corporation shall not make any payment to the holder in respect thereof, provided that all such fractional interests the holder would otherwise be entitled to if not for the foregoing shall be aggregated and, if as a result of such aggregation the holder would be entitled to one or more whole Common Shares, the Corporation shall cause such shares to be issued to the holder.

The Common Shares issuable upon the exercise hereof have not been registered under the U.S. Securities Act and these Warrants may not be exercised within the United States or by or on behalf of any person in the United States, nor will certificates representing Common Shares be delivered in the United States unless the Common Shares are registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or any exemption from such registration requirements is available.  Any person who exercises Warrants shall provide to the Trustee either:

(i)
written certification that it was not offered and did not acquire the Warrants in the United States, such Warrant is not being exercised within the United States or on behalf of, or for the account or benefit of, a person in the United States; or

(ii)
written certification that (i) it was the original purchaser in the Corporation's private placement of the Units pursuant to which the Warrant was issued, (ii) it acquired the Units for its own account for investment purposes only, and (iii) except for the fact that the Warrants are being exercised by the undersigned in the United States, if applicable, the representations and warranties made to the Corporation in connection with the acquisition of the Units remains true and correct on the date of such exercise; or

3

(iii)
a written opinion of counsel or other evidence satisfactory to the Corporation, acting reasonably, to the effect that the issuance of the Common Shares and Warrants have been registered under the U.S. Securities Act and applicable state securities laws or is exempt from registration thereunder.

The Warrants represented by this certificate are issued under and pursuant to the Indenture.  Reference is made to the Indenture and any instruments supplemental thereto for a full description of the rights of the holders of the Warrants and the terms and conditions upon which the Warrants are, or are to be, issued and held, with the same effect as if the provisions of the Indenture and all instruments supplemental thereto were herein set forth.  By acceptance hereof, the holder assents to all provisions of the Indenture.  In the event of a conflict between the provisions of this Warrant Certificate and the Indenture, the provisions of the Indenture shall govern.  Capitalized terms used in the Indenture have the meaning herein as therein, unless otherwise defined.

The Indenture provides that on subdivision, consolidation or reclassification of the Common Shares, the number of Common Shares issuable on the exercise of the Warrants will be adjusted proportionately, and that in the event of any reclassification or change of the Common Shares or consolidation, amalgamation or merger of the Corporation or any transfer of its undertaking or assets as an entirety or substantially as an entirety, a holder shall be entitled to receive the kind and amount of shares and other securities or property which he would have been entitled to receive as a result of such event if, on the effective date thereof, he had been the registered owner of the number of Common Shares to which he was theretofore entitled upon exercise.

The registered holder of this Warrant Certificate may, at any time following the Vesting Date and prior to the Expiry Time, upon surrender hereof to the Trustee at its principal office in the city of Calgary, Alberta, exchange this Warrant Certificate for other Warrant Certificates entitling the holder to acquire, in the aggregate, the same number of Common Shares as may be acquired under this Warrant Certificate.

The holding of the Warrants evidenced by this Warrant Certificate shall not constitute the holder hereof a shareholder of the Corporation or entitle the holder to any right or interest in respect thereof except as expressly provided in the Indenture and in this Warrant Certificate.

The Indenture provides that all holders of Warrants shall be bound by any resolution passed at a meeting of the holders held in accordance with the provisions of the Indenture and resolutions signed by the holders of Warrants entitled to acquire a specified majority of the Common Shares which may be acquired pursuant to all then outstanding Warrants.

The Warrants evidenced by this Warrant Certificate may only be transferred in connection with the transfer of the Common Shares which, together with the Warrants evidenced by this Warrant Certificate, constitute Units, as defined in the Indenture. In addition, the Warrants evidenced by this Warrant Certificate may only be transferred on the register kept at the offices of the Trustee by the registered holder hereof or its legal representatives or its attorney duly appointed by an instrument in writing in form and execution satisfactory to the Trustee, upon compliance with the conditions prescribed in the Indenture and upon compliance with such reasonable requirements as the Trustee may prescribe.

4

This Warrant Certificate shall not be valid for any purpose whatever unless and until it has been certified by or on behalf of the Trustee.

Time shall be of the essence hereof.

IN WITNESS WHEREOF the Corporation has caused this Warrant Certificate to be signed by its duly authorized officer as of __________, 2007.

RED MILE ENTERTAINMENT, INC.

Per:   ____________________________

Certified by:

OLYMPIA TRUST COMPANY

By:         ____________________________________

5

EXERCISE FORM

TO:           Red Mile Entertainment, Inc.
Olympia Trust Company

The undersigned hereby exercises the right to acquire Common Shares of Red Mile Entertainment, Inc. (the "Corporation") as constituted on July 18, 2007 (or such number of other securities or property to which such Warrants entitle the undersigned in lieu thereof or in addition thereto under the provisions of the Indenture referred to in the accompanying Warrant Certificate) in accordance with and subject to the provisions of such Indenture.

The Common Shares (or other securities or property) are to be issued as follows:

Name:

                                                                                                         (print clearly)

Address in full:

Number of Common Shares:

Note:  If further nominees intended, please attach (and initial) schedule giving these particulars.

No certificates will be registered or delivered to an address in the United States unless Box B below is checked.

The undersigned certifies that each of the representations and warranties made by the undersigned to the Corporation is connection with the undersigned's acquisition of the Warrants remains true and correct and correct on the date hereof.

The undersigned represents that: [check one only]

☐	A
it is not in the United States as defined in Rule 902 of Regulation S under the United States Securities Act of 1933, as amended (the "1933 Act"), was not offered and did not acquire the Warrants in the United States, and is not exercising the Warrant for the account or benefit of a person in the United States.

☐	B
(i) it was the original purchaser in the Corporation’s private placement of the Units pursuant to which the Warrant was issued, (ii) it acquired the Units for its own account for investment purposes only, and (iii) except for the fact that the Warrants are being exercised by the undersigned in the United States, if applicable, the representations and warranties made to the Corporation in connection with the acquisition of the Units remain true and correct on the date of this Exercise Form.

☐	C
enclosed herewith is an opinion of counsel to the effect that an exemption from registration under the 1933 Act and applicable state securities laws is available in connection with the exercise of the Warrants.  The undersigned understands such opinion must be reasonably acceptable to the Corporation, and that the exercise of the Warrants in the United States or by or for the account or benefit of a person in the United States is limited by the terms of the Warrants and the Warrant Indenture.

6

Certificates representing Warrants issued to a subscriber who does not check Box A will bear legends restricting transfer as set forth in the Warrant Indenture.

DATED this ____ day of __________, ________.

____________________________                                   ____________________________________
Signature Guaranteed                                                                                     (Signature of Warrantholder)

___________________________________________
Print full name
___________________________________________
                                          ___________________________________________
Print full address
Instructions:

1.
The registered holder may exercise its right to receive Common Shares by completing this form and surrendering this form and the Warrant Certificate representing the Warrants being exercised to Olympia Trust Company at its principal office at Suite 2300, 125 - 9th Avenue SE, Calgary, Alberta, T2G 0P6.  Certificates for Common Shares will be delivered or mailed within five (5) business days after the exercise of the Warrants.

2.
If the Exercise Form indicates that Common Shares are to be issued to a person or persons other than the registered holder of the Certificate, the signature of such holder on the Exercise Form must be guaranteed by an authorized officer of a Canadian chartered bank, Canadian trust company or member of an acceptable Medallion Guarantee Program.  The guarantor must affix a stamp bearing the actual words "Signature Guaranteed".  Please note signature guarantees are not accepted from Treasury Branches or Credit Unions unless they are members of the Stamp Medallion Program.  Please note that in the United States, signature guarantees must be done by members of the Medallion Signature Guarantee Program only.

3.
If the Exercise Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Trustee and the Corporation.

4.
If the registered holder exercises its right to receive Common Shares prior to the expiry of the "restricted period", the Common Shares will be subject to a restricted period and may be issued with a legend reflecting such restricted period.

7

TRANSFER OF WARRANTS

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to ___________________________________ [name of Transferee], _________________ [number of Warrants] Warrants of Red Mile Entertainment, Inc. (the "Corporation") registered in the name of the undersigned on the records of Olympia Trust Company represented by the Warrant Certificate attached and irrevocably appoints Olympia Trust Company the attorney of the undersigned to transfer the said securities on the books or register with full power of substitution.  The undersigned further represents and warrants that the Warrants to be transferred by this instrument are being transferred concurrently with common shares of the Corporation, originally acquired by private placement from the Corporation on  the date of the issuance of the Warrants, with each such common share and 0.2 of a Warrant constituting a "Unit".

DATED the _____ day of __________, ______.

_______________________________            __________________________________
Signature Guaranteed                                                                           (Signature of Warrantholder)

Instructions:

1.	Signature of the Warrantholder must be the signature of the person appearing on the face of this Warrant Certificate.

2.
If the Transfer Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Trustee and the Corporation.

3.
The signature on the Transfer Form must be guaranteed by an authorized officer of a Canadian chartered bank, Canadian trust company, or member of an acceptable Medallion Guarantee Program.  The guarantor must affix a stamp bearing the actual words "Signature Guaranteed".  Please note signature guarantees are not accepted from Treasury Branches or Credit Unions unless they are members of the Stamp Medallion Program.  Please note that in the United States, signature guarantees must be done by members of the Medallion Signature Guarantee Program only.

Warrants shall only be transferable in accordance with applicable securities and other laws and together with such number of common shares as to constitute a transfer of Units.